UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 23, 2005 (March 17, 2005)

Commission file number 0-25699

PLX Technology, Inc.
(Exact name of Registrant as Specified in its Charter)

Delaware	94-3008334
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

870 Maude Avenue
Sunnyvale, California    94085
(Address of Principal Executive Offices including Zip Code)

(408) 774-9060
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  [  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
  [  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
  [  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
  [  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     On March 17, 2005, Mr. Wei-Ti Liu notified PLX Technology, Inc., a Delaware corporation (the "Company"), that he will not stand for reelection to the board of directors. Mr. Liu will continue to serve on the board of directors until the 2005 Annual Meeting of Stockholders, which is currently scheduled for May 25, 2005.

SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

March 23, 2005	PLX Technology, Inc. by: /s/ Rafael Torres Rafael Torres Vice President, Finance, Chief Financial Officer and Secretary